SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2004

INTERSTATE BAKERIES CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-11165	43-1470322
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12 East Armour Boulevard, Kansas City, Missouri	64111
(Address of principal executive offices)	(Zip Code)

(816) 502-4000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
Press Release dated July 28, 2004

ITEM 7.       Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.	Description
Exhibit 99.1	Interstate Bakeries Corporation press release dated July 28, 2004.

ITEM 9.       Regulation FD Disclosure

     On July 28, 2004, Interstate Bakeries Corporation issued a press release announcing that it had been notified by the Securities and Exchange Commission (the “SEC”) that the SEC was conducting an informal inquiry following the Company’s announcement that the Audit Committee of its Board of Directors had retained the law firm of Skadden, Arps, Slate, Meagher & Flom LLP to investigate the Company’s manner for setting its workers’ compensation and other reserves. A copy of this press release is furnished as an exhibit to this report on Form 8-K and is incorporated herein by reference.

     The information in this Item 9 of this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 9 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERSTATE BAKERIES CORPORATION
Date: July 29, 2004
	By:	/s/ JAMES R. ELSESSER
James R. Elsesser Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Interstate Bakeries Corporation press release dated July 28, 2004.